UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 23, 2015

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02	Results of Operations and Financial Condition

On July 23, 2015 Cameron International Corporation (“Cameron”) issued a press release announcing its results for the second quarter ended June 30, 2015.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

    The following is being furnished as an exhibit to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated July 23, 2015 – Cameron Second Quarter Earnings.

Exhibit 99.1 to this report contains a “non-GAAP financial measure” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measure reflects adjusted EPS.  A reconciliation of adjusted EPS to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) is included as an attachment to the press release.  The Company believes the presentation of adjusted EPS is useful to the Company’s investors because adjusted EPS can be used in analyzing the company’s on-going earnings potential and understanding certain significant items impacting the comparability of our results.  In addition, adjusted EPS is a widely used benchmark in the investment community.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ Charles M. Sledge
Charles M. Sledge
Senior Vice President and Chief Financial Officer

Date: July 23, 2015

Cameron International Corporation
Current Report on Form 8-K
Dated July 23, 2015
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated July 23, 2015 – Cameron Second Quarter Earnings.